[LOGO] John Hancock


           This application for Life Insurance is to John Hancock
           Life Insurance Company which will sometimes hereinafter be referred to as "the Company."

                                   Application No. _____________ (if applicable)


                             M Proprietary Products


                              [LOGO] John Hancock


   All References to "Life 2" are applicable for Survivorship applicants only

                                        Part A Statements to the Company's Agent

 A. PROPOSED INSURED/LIFE 1
 1. Name of Proposed Insured (please print):                     10. Address ___________________________________________________
                                                                               STREET ADDRESS
    First _______________________________________ MI  _______        ___________________________________________________________
                                                                         CITY                  STATE           ZIP
    Last ________________________________________
                                                                 11. Home Phone (_____________) _______________ - ______________
 2. Sex  [_] Male  [_] Female
                                                                 12. Work Phone (_____________) _______________ - ______________
 3. Date of Birth ____/____/____
                                                                     Fax Number (_____________) _______________ - ______________
 4. Place of Birth __________________________________________
                        STATE     COUNTRY, IF NOT U.S.A          13. Best time and place for Underwriting to call (in Proposed
                                                                     Insured's local time zone)_________________________________
 5. Soc. Sec. Number ___________ - ____________ - ___________
                                                                 14. Has Proposed Insured smoked or used any other
 6. Height _____ft.  ______in.         7. Weight ________lbs.        tobacco product, i.e., cigars, pipes, snuff, chewing tobacco,
                                                                     etc., in the past 12 months?        [_] Yes    [_] No
 8. Occupation ______________________________________________
                                                                 15. Within the last 3 months, has Proposed Insured been absent
 9. Driver's License  State __________ Number _______________        from work for a period of 5 consecqutive business days or
                                                                     more due to illness or medical treatment?   [_] Yes   [_] No
                                                                     (If yes, please explain on additional sheet)
------------------------------------------------------------------------------------------------------------------------------------

 B. SECOND PROPOSED INSURED/LIFE 2 (COMPLETE ONLY IF SURVIVORSHIP)
 1. Name of Proposed Insured (please print):                     10. What is Life 2's relationship to Life 1? __________________

    First _______________________________________ MI  _______    11. Address ___________________________________________________
                                                                               STREET ADDRESS
    Last ________________________________________
                                                                     ___________________________________________________________
 2. Sex  [_] Male  [_] Female                                            CITY                  STATE           ZIP

 3. Date of Birth ____/____/____                                 12. Home Phone (_____________) _______________ - ______________

 4. Place of Birth __________________________________________    13. Work Phone (_____________) _______________ - ______________
                        STATE     COUNTRY, IF NOT U.S.A
                                                                     Fax Number (_____________) _______________ - ______________
 5. Soc. Sec. Number ___________ - ____________ - ___________
                                                                 14. Best time and place for Underwriting to call (in Proposed
 6. Height _____ft.  ______in.         7. Weight ________lbs.        Insured's local time zone)_________________________________

 8. Occupation ______________________________________________    15. Has Proposed Insured smoked or used any other
                                                                     tobacco product, i.e., cigars, pipes, snuff, chewing tobacco,
 9. Driver's License  State __________ Number _______________        etc., in the past 12 months?

                                                                                     [_] Yes             [_] No
------------------------------------------------------------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

 C. OWNER
 1. Policy Owner                                                                 Complete questions 3-5 if Owner is a Trust

    [_] Trust                                                        3. Name of Trust  ____________________________________________

    [_] Life 1   [_] Life 2   [_] Life 1 and Life 2, jointly         ______________________________________________________________

        (Choices that include Life 2 are only for                    ______________________________________________________________
        survivorshlp applications)
                                                                     4. Trustee(s)  _______________________________________________
    [_] Other (Complete question 6.)
                                                                     5. Date of Trust __________/__________/__________
 2. Tax ID or Soc. Sec. Number _________ - ________ - _________

                          COMPLETE VERIFICATION OF TRUST FORM ON PAGE 7 IF POLICY IS TO BE OWNED BY A TRUST
------------------------------------------------------------------------------------------------------------------------------------

 6. Other Owners, if any

           Name of                       Relationship                       Soc. Sec.                   Date of Birth
            Owners                   to Life I and Life 2                     Number

 ______________________________________________________________________________________________________________________________

 ______________________________________________________________________________________________________________________________

 ______________________________________________________________________________________________________________________________


------------------------------------------------------------------------------------------------------------------------------------
 7. Name/Address/Phone for mailing of policy statements and          8.  Name/Address/Phone for mailing of Premium Notices:
    correspondence other than premium notices:                           (If same as address to left, state "same")

    ___________________________________________________________          __________________________________________________________
    Name                                                                 Name

    ___________________________________________________________          __________________________________________________________
    Street Address                                                       Street Address

    ___________________________________________________________          __________________________________________________________
    City                         State            Zip                    City                         State            Zip

    ___________________________________________________________          __________________________________________________________
    Phone                        Fax                                     Phone                        Fax

 D. BENEFICIARY

 Please indicate full name and relationship to Proposed Insured(s). (please print)





                        The right to change the beneficiary as to any proceeds is reserved to the Owner(s).
------------------------------------------------------------------------------------------------------------------------------------


 E. SPECIAL REQUESTS







------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Part A Statements to the Company's Agent

 F. UNDERWRITING INFORMATION (FOR MEDICAL APPLICATIONS ONLY)
 1. In the past 7 years, has the Proposed Insured(s) done, or does the                          Life 1              Life 2
    Proposed Insured(s) intend to do any:                                                                      (if survivorship)
    a.  flying except as a passenger on regularly scheduled airlines?
    (If yes, please complete aviation questionnaire.)                                      [_] Yes   [_] No    [_] Yes   [_] No
    b.  skin/scuba diving, parachuting, motorized racing, or other hazardous sports?
    (If yes, please complete avocation questionnaire.)                                     [_] Yes   [_] No    [_] Yes   [_] No
 2. In the past 7 years, has the Proposed Insured(s) been convicted of two or more
    motor vehicle moving violations or had a driving license suspended or revoked?         [_] Yes   [_] No    [_] Yes   [_] No
 3. In the past 7 years, has the Proposed Insured(s) been convicted of the
    violation of any criminal law?                                                         [_] Yes   [_] No    [_] Yes   [_] No
 4. Does the Proposed Insured(s) intend to reside or travel outside the U.S. or Canada?    [_] Yes   [_] No    [_] Yes   [_] No

 If any of questions 2-4 are answered "yes", please explain: _____________________________________________________________________

  ________________________________________________________________________________________________________________________________

  ________________________________________________________________________________________________________________________________

  ________________________________________________________________________________________________________________________________


------------------------------------------------------------------------------------------------------------------------------------



 G. OTHER INSURANCE/REPLACEMENT INFORMATION (FOR MEDICAL APPLICATIONS ONLY)

 1. Give information indicated for all insurance in force on the Proposed Insured(s), including term riders.

    ---------------------------------------------------------------------------------------------------------------------------
      Life 1/2   Company                  Issue Year   Plan                   Amount       ADB Amount     Business Insurance?
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_] Yes    [_] No
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_] Yes    [_] No
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_] Yes    [_] No
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_] Yes    [_] No
    ---------------------------------------------------------------------------------------------------------------------------
                                                                                                           [_] Yes    [_] No
    ---------------------------------------------------------------------------------------------------------------------------

 2. Is any other insurance application now pending or contemplated on the life of                [_] Yes       [_] No
    the Proposed Insured(s)? (Include any Life, Disability, or Long Term Care)

    If yes, which Insured(s) __________________________________________________________________________________________________

    If yes, what company(ies)/amounts? ________________________________________________________________________________________

 3. The insurance applied for intended to replace or change any life insurance or annuity        [_] Yes       [_] No
    now in force on the Proposed Insured(s)? (If yes, give writing company of insurance being replaced, policy number, and insurance amount.)

  Life 1                                                               Life 2 (if survivorship)
 ------------------------------------------------------------------------------------------------------------------------------
  Company               Policy #              Amount                   Company                 Policy #          Amount

 ------------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------------------

    Is the insurance applied for a 1035 exchange?                                              [_] Yes     [_] No

 4. Has any application for life, disability, or health insurance on the Proposed Insured(s)   Life 1      [_] Yes     [_] No
    ever been modified? (If "Yes," give most recent company, including John Hancock.)          Life 2      [_] Yes     [_] No

 ______________________________________________________________________________________________________________________________
                         Company                                                          Approximate Date

------------------------------------------------------------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

         PLEASE COMPLETE THIS PAGE IF MAJESTIC VARIABLE COLI IS DESIRED

H.   BENEFITS

1.  Basic Sum Insured (BSI) $_____________________

2.  Death Benefit Option (choose one)

    [_] Option A - Sum Insured only
    [_] Option B - Sum Insured plus Account Value

3.  Life Insurance Definition (choose one)

    [_] Cash Value Accumulation Test
    [_] Guideline Premium Test

4.  [_] Additional Sum Insured (ASI) (check if desired)

        a. (Check no more than one of the following)
        [_] ASI of $ ______________
        [_] for life of policy.
        [_] with Total Sum Insured $__________ increasing by
        [_] ______ % or [_] $_____ per year for
        [_] life of policy or [_] ______ policy years.

        [_] Customized Level or Increasing Schedule
            (List by policy year or years. ASI amount may not decrease.)

        Policy Year(s)                   ASI Amount

        _________ - _________            $_________ (1)
        _________ - _________            $_________ (2)
        _________ - _________            $_________ (3)
        _________ - _________            $_________ (4)
        _________ - _________            $_________ (5)
        _________ - _________            $_________ (6)
        _________ - _________            $_________ (7)
        _________ - _________            $_________ (8)
        _________ - _________            $_________ (9)
        _________ - _________            $_________ (10)

          (If more space needed, attach separate schedule.)

        b. [_] Premium Cost Recovery
               [_] life of policy or     [_] ______ policy years

5.  Additional Benefits

    [_] Continuation of Guaranteed Minimum Death Benefit Option after 10th
        Policy Year (not available with Option B)

    [_] Enhanced Cash Value Rider

    [_] Other _____________________________________

I.  PREMIUM

1.  Premium Billing Interval

        [_] Annual            [_] Semiannual

        [_] Quarterly         [_] Monthly-(Automatic Deduction)

2.  Planned Premium (Check a or b, or Target Premium will be billed.)

        a. [_] $____________ annually for ________ year(s)
               Optional: Annual Increase of _______ % OR
               $____________ annually for ________ year(s)

        Additional first year Planned Premium $______________

        b. [_] Customized Schedule (list by policy year or years):

        Policy Year(s)            Planned Premium Amount

        _________ - _________            $_________ (1)
        _________ - _________            $_________ (2)
        _________ - _________            $_________ (3)
        _________ - _________            $_________ (4)
        _________ - _________            $_________ (5)
        _________ - _________            $_________ (6)
        _________ - _________            $_________ (7)
        _________ - _________            $_________ (8)
        _________ - _________            $_________ (9)
        _________ - _________            $_________ (10)

          (If more space needed, attach separate schedule.)

J   VARIABLE PRODUCTS INFORMATION

           IF ELECTING MAJESTIC VARIABLE COLI, COMPLETE SECTIONS K & L
                         ON PAGE 4A OF THIS APPLICATION.

                         Page 4 (Majestic Variable COLI)

                                        Part A Statements to the Company's Agent

             PLEASE COMPLETE THIS PAGE IF MAJESTIC VEP 98 IS DESIRED


H.   BENEFITS

1.  Basic Sum Insured (BSI) $ _____________

2.  Death Benefit Option (choose one)

    [_] Option A - Sum Insured only
    [_] Option B - Sum Insured plus Account Value
    [_] Option M - Sum Insured plus Optional Extra Death Benefit with calculation beginning at policy year _____

3.  Life Insurance Definition (choose one)

    [_] Cash Value Accumulation Test
    [_] Guideline Premium Test. (Option M not allowed)

4.  [_] Additional Sum Insured (ASI) (check if desired)

        a. (Check no more than one of the following)

        [_] ASI of $ ______________
        [_] for life of policy.
        [_] with Total Sum Insured increasing by
        [_] ______ % or [_] $______ per year for
        [_] life of policy or for [_] ______ policy years.

    [_] Customized Level or Increasing Schedule
        (List by policy year or years, ASI amount may not decrease.):

        Policy Year(s)                    ASI Amount

        __________ - __________           $______________ (1)
        __________ - __________           $______________ (2)
        __________ - __________           $______________ (3)
        __________ - __________           $______________ (4)
        __________ - __________           $______________ (5)
        __________ - __________           $______________ (6)
        __________ - __________           $______________ (7)
        __________ - __________           $______________ (8)
        __________ - __________           $______________ (9)
        __________ - __________           $______________ (10)

          (If more space needed, attach separate schedule.)

        b. [_] Premium Cost Recovery
               [_] life of policy or [_] ______ policy years

5.  Additional Benefits

        [_] Continuation of Guaranteed Minimum Death Benefit
            Option after 10th policy year
            (not available with Option B)
        [_] Policy Split Option
        [_] Enhanced Cash Value Rider
        [_] Other _______________________________________


I.  PREMIUM

1.  Premium Billing Interval

        [_] Annual                [_] Semiannual
        [_] Quarterly             [_] Monthly-(Automatic Deduction)

2.  Planned Premium (Check a or b, or Target Premium will be billed.)

        a.  [_] $_____________ annually for ________ year(s)
                Optional: Annual Increase of _________% OR
                $_____________ annually for ________ year(s)

    Additional first year Planned Premium $____________

        b. [_] Customized Schedule (list by policy year or years):

        Policy Year(s)                    Planned Premium Amount

        __________ - __________           $______________ (1)
        __________ - __________           $______________ (2)
        __________ - __________           $______________ (3)
        __________ - __________           $______________ (4)
        __________ - __________           $______________ (5)
        __________ - __________           $______________ (6)
        __________ - __________           $______________ (7)
        __________ - __________           $______________ (8)
        __________ - __________           $______________ (9)
        __________ - __________           $______________ (10)

          (If more space needed, attach separate schedule.)

J.  VARIABLE PRODUCTS INFORMATION

                          IF ELECTING MAJESTIC VEP 98,
                           COMPLETE SECTIONS K & L ON
                          PAGE 4A OF THIS APPLICATION.

                            Page 4 (Majestic VEP 98)

                                        Part A Statements to the Company's Agent

      PLEASE COMPLETE THIS PAGE IF MAJESTIC UL-SURVIVORSHIP 98 IS DESIRED

H. BENEFITS

1.  Basic Sum Insured (BSI) $___________

2.  Death Benefit Option (choose one)

    [_] Option A - Sum Insured only
    [_] Option B - Sum Insured plus Account Value
    [_] Option M - Sum Insured plus Optional Extra Death Benefit with calculation beginning at policy year ____________

3.  Life Insurance Definition (choose one)

    [_] Cash Value Accumulation Test
    [_] Guideline Premium Test. (Option M not allowed)

4.  [_] Additional Sum Insured (ASI) (check if desired)

         a. (Check no more than one of the following)

         [_] ASI of $ ______________
         [_] for life of policy.
         [_] with Total Sum Insured increasing by
         [_] ______ % or [_] $______ per year for
         [_] life of policy or [_] ______ policy years.

         [_] Customized Level or Increasing Schedule
             (List by policy year or years. ASI amount may not decrease.)

         Policy Year(s)                  ASI Amount

         _____ - _____                   $_________ (1)
         _____ - _____                   $_________ (2)
         _____ - _____                   $_________ (3)
         _____ - _____                   $_________ (4)
         _____ - _____                   $_________ (5)
         _____ - _____                   $_________ (6)
         _____ - _____                   $_________ (7)
         _____ - _____                   $_________ (8)
         _____ - _____                   $_________ (9)
         _____ - _____                   $_________ (10)

          (If more space needed, attach separate schedule.)

         b. [_] Premium Cost Recovery
                [_] life of policy or [_] _____ policy years

5.  Additional Benefits

    [_] Policy Split Option
    [_] Enhanced Cash Value Rider
    [_] Other _____________________________________

I. PREMIUM

1.  Premium Billing Interval

         [_] Annual               [_] Semiannual

         [_] Quarterly            [_] Monthly-(Automatic Deduction)

2.  Planned Premium (Check a or b, or Target Premium will be billed.)

         a. [_] $____________ annually for_______ year(s)
                Optional: Annual Increase of _______% OR
                $____________ annually for_______ year(s)

    Additional first year Planned Premium $____________

         b. [_] Customized Schedule (list by policy year or years):

         Policy Year(s)                  Planned Premium Amount

         _____ - _____                   $_________ (1)
         _____ - _____                   $_________ (2)
         _____ - _____                   $_________ (3)
         _____ - _____                   $_________ (4)
         _____ - _____                   $_________ (5)
         _____ - _____                   $_________ (6)
         _____ - _____                   $_________ (7)
         _____ - _____                   $_________ (8)
         _____ - _____                   $_________ (9)
         _____ - _____                   $_________ (10)

          (If more space needed, attach separate schedule.)

3. Do you understand that you may need to pay additional premiums should the current credited rates or charges change from those in your illustration?

         [_] Yes [_] No

                      Page 4 (Majestic UL-Survivorship 98)

              THIS PAGE MUST BE COMPLETED FOR ALL VARIABLE PRODUCTS

K. PLAN

Choose One:

           [_] Majestic Variable COLI   [_] Majestic VEP 98   [_] Other_________


L. SUBACCOUNT INVESTMENT OPTIONS

                    Percentages must be Whole and Total 100%

[Large Cap Equities                     Multi Cap Equities                       Balanced Funds
_______% Equity Index                   _______% VA Relative Value               _______% Managed
_______% Growth & Income                _______% AIM V.I. Value                  _______% Global Balanced
_______% Large Cap Value                _______% AIM V.I. Growth
_______% Large Cap Value Core           _______% Fidelity VIP Growth             Bonds
_______% Large Cap Growth               _______% Fidelity VIP Contrafund         _______% Short-Term Bond
_______% Large Cap Aggressive Growth    _______% MFS Investors                   _______% Bond Index
                                                 Growth Stock Series             _______% Active Bond
Large/Mid Cap Equities                  _______% MFS Research Series             _______% V.A. Strategic Income
_______% Large/Mid Cap Value            _______% MFS New Discovery Series        _______% High Yield Bond
_______% Fundamental Growth                                                      _______% Global Bond
                                        International Equities
Mid Cap Equities                        _______% International Equity Index      Cash Equivalents/Fixed Account
_______% Mid Cap Growth                 _______% International Opportunities     _______% Money Market
                                        _______% International Equity            _______% Fixed Account
Mid/Small Cap Equities                  _______% Emerging Markets Equity
_______% Small/Mid Cap Core             _______% Janus Aspen Worldwide Growth    M Funds
_______% Small/Mid Cap Growth                                                    _______% Brandes International Equity
                                        Sector Funds                             _______% Turner Core Growth
Small Cap Equities                      _______% Real Estate Equity              _______% Frontier Capital Appreciation
_______% Small Cap Equity               _______% Health Sciences                 _______% Clifton Enhanced U.S. Equity]
_______% Small Cap Value                _______% V.A. Financial Industries
_______% Small Cap Growth               _______% Janus Aspen Global Technology








Are you associated with another NASD Member Firm? [_] Yes [_] No Specify ______________________


                     Page 4A (Subaccount Investment Options)

                                        Part A Statements to the Company's Agent

COMPLETE FOR NON-MEDICAL APPLICATIONS ONLY

Please give full details below for every "Yes" answer to Questions 1-4 as to each person proposed for insurance, who is referred to below as "any person". Be sure to include the names/addresses of any treatment providers.

1.  Within the past 7 years, has any person ever been treated for or had any known indication of disease of the heart or blood vessels, chest pain or high blood pressure, stroke or paralysis, diabetes, tumor or cancer, convulsions, kidney disease, gastro-intestinal disease, mental or
    psychiatric disorder, lung or respiratory disease, or blood disorder?        [_] Yes    [_] No

2.  Within the past 7 years, has any person had or been diagnosed or treated by a physician or other medical practitioner for ARC or Acquired Immune
    Deficiency Syndrome (AIDS)?                                                  [_] Yes    [_] No

3.  Within the past 7 years, has any person received counseling or treatment regarding the use of alcohol, drugs, or used any illegal drug or controlled
    substance?                                                                   [_] Yes    [_] No

4.  Other than the above, within the past 7 years has any person

    a) been admitted to a hospital or other medical or rehabilitation facility?  [_] Yes    [_] No

    b) consulted or been treated by a physician, or had a physical exam or
       checkup?                                                                  [_] Yes    [_] No

5.  Is any person currently taking any prescription drug?                        [_] Yes    [_] No

    If yes, who? _________________________________________________________________________________

    What drugs? How frequently? __________________________________________________________________

6.  If the Proposed Insured(s) has a personal physician, please enter name, address, and details below. Otherwise leave blank.
    Life 1                                     Life 2

    ________________________________________   ___________________________________________________
    FIRST NAME      MI      LAST NAME          FIRST NAME        MI            LAST NAME

    ________________________________________   ___________________________________________________
    STREET ADDRESS  CITY  STATE  ZIP CODE      STREET ADDRESS     CITY     STATE     ZIP CODE

    Date/Reason(s) last seen _______________   Date/Reason(s) last seen __________________________


------------------------------------------------------------------------------------------------------------------------------------
Details to "yes" answers.
Question No./Name ____________________________________________      Question No./Name ____________________________________________
Condition ____________________________________________________      Condition ____________________________________________________
______________________________________________________________      ______________________________________________________________
______________________________________________________________      ______________________________________________________________
Date of onset ____________ Last occurrence ___________________      Date of onset ____________ Last occurrence ___________________
Treatment/medication, if any _________________________________      Treatment/medication, if any _________________________________
Names/addresses of physicians/hospitals providing treatment         Names/addresses of physicians/hospitals providing treatment
______________________________________________________________      ______________________________________________________________
______________________________________________________________      ______________________________________________________________
______________________________________________________________      ______________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
Question No./Name ____________________________________________      Question No./Name ____________________________________________
Condition ____________________________________________________      Condition ____________________________________________________
______________________________________________________________      ______________________________________________________________
Date of onset ____________ Last occurrence ___________________      Date of onset ____________ Last occurrence ___________________
Treatment/medication, if any _________________________________      Treatment/medication, if any _________________________________
Names/addresses of physicians/hospitals providing treatment         Names/addresses of physicians/hospitals providing treatment
______________________________________________________________      ______________________________________________________________
______________________________________________________________      ______________________________________________________________
______________________________________________________________      ______________________________________________________________

                                Please record any additional details on a separate piece of paper.
------------------------------------------------------------------------------------------------------------------------------------

                                        Part A Statements to the Company's Agent

                             AGREEMENT AND SIGNATURES

 A. This Part A and any attached Part B will form the basis for and be a part of any policy or additional benefit provision issued on this application.

 B. Coverage will take effect as provided in and subject to the terms and conditions of Conditional Temporary Insurance Agreement pages 11 and 12 bearing the same date and number of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with this Part A that satisfies the requirements of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending in John Hancock Life Insurance Company does not exceed $1,000,000 life insurance if an individual policy or $3,000,000 life insurance if a survivorship policy.

 C. If the applicant has a right to have the policy issued as requested without completing any Part B, the policy will take effect as of its Date of Issue, provided the initial payment has been made with this application.

 D. In cases other than those described in B and C above, any policy or Benefit provision will take effect as of the Date of Issue of the policy, but: (1) only on delivery to and receipt by the Applicant of the policy and payment of the minimum initial premium thereon and (2) only if at the time of such delivery and payment each person proposed for insurance in parts A and B of this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B pertaining to such person was completed.

 E. No agent or medical examiner is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application, policy, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the Company. A medical examiner is not an agent of the Company.

        Provisions F and G apply only if a Variable Product is applied for

 F. All benefits, payments, and values, including the Death Benefit and Account or Cash, Value under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value or Cash Value may even decrease to zero. An illustration of benefits, including death benefits, policy values and cash surrender values is available upon request.

 G. A prospectus for the policy applied for has been given to the Proposed Insured and/or to the Applicant.
     Prospectus Date: ________________

 Provisions H, I,J, K, and L apply if the policy applied for is the result of a term conversion

 H. Any new policy will be a new, separate contract. If a new policy is issued in exchange for the original insurance, all liability of the Company under the original insurance will cease when the new policy takes effect. Until the new policy is issued, coverage will still be in force under the original policy. Coverage under the new policy will take effect as indicated in Paragraph C above.

 I. The application for the original insurance, unless such insurance is now incontestable, and the application for each additional benefit provision which is to be retained as specified on page 4 of this Application, unless such provision is now incontestable, will also form a basis for and be a part of any new policy.

 J. If the original policy or benefit provision is being exchanged and is subject to an assignment, the new policy will be subject to the same assignment unless it is discharged or, in the case of a policy loan assignment, unless the indebtedness has been repaid.

 K. If the new policy is issued in exchange for the original policy, any nonforfeiture option election applicable to the original policy will be applicable to the new policy, if available, unless otherwise requested in writing.

 L. Ownership and control of any policy issued on the attached application will be determined by the terms of the new policy.

       Provisions M and N apply if the policy applied for is a COLI policy

 M. I agree and acknowledge that my employer may be the owner and beneficiary of the life insurance policy(ies) on my life. I further agree and acknowledge that to the extent my employer owns or is the beneficiary under the policy I, and my personal representative and heirs at law, have no ownership or beneficial interest or rights in the life insurance policy(ies) or the death proceeds thereof.

 N. This consent is attached to and forms a part of any policy of insurance issued. This consent may be used to determine eligibility for insurance.

 All statements and answers in this application are, to the best of my knowledge and belief, true and complete. They are representations and not warranties. I assent to this application.

      ______________________________________________ Dated At ______________________________________________ On ____________________
      Applicant's Signature                                            City or Town            State                    Date

      ______________________________________________ Dated At ______________________________________________ on ____________________
      Applicant's Signature                                            City or Town            State                    Date

      ______________________________________________ _________________________________________________ _____________________________
      Signature of Life I, if other than applicant   Signature of Life 2, if other than applicant      Witness (Agent must witness
                                                                                                       where required by law)

                              VERIFICATION OF TRUST

1. Names of Proposed Insured(s) (please print)

   ________________________________________________________________
      First Name              Mi                 Last Name

   ________________________________________________________________
      First Name              Mi                 Last Name

2. Name of Trust:

   ________________________________________________________________

   ________________________________________________________________

   ________________________________________________________________

3. Name of Trustee:

   ________________________________________________________________
      First Name              Mi                 Last Name

4. Address of Trustee:

   ________________________________________________________________
      Street Address

   ________________________________________________________________
      City                          State                 Zip

5. Names of Additional Trustees:

   ________________________________________________________________
      First Name              Mi                 Last Name

   ________________________________________________________________
      First Name              Mi                 Last Name

   ________________________________________________________________
      First Name              Mi                 Last Name

   ________________________________________________________________
      First Name              Mi                 Last Name

6. Date of Trust __________/ __________/ _____________

7. Trust established in state of

   ________________________________________________________________

8. Taxpayer ID# (when available)

   ________________________________________________________________

9. Application Date ___________/ ______________/ _____________


The undersigned Trustee(s) certify that the following statements are true:

The Trustee(s) has the authority, either by the terms of the trust or applicable state law, to own and purchase life insurance on the life of the Insured(s). The Trustee(s) signing this document and the application is/are sufficient in number to act on behalf of the trust.

The trust document containing the name(s) of the Trustee(s) and the date of the trust is in full force and effect and existed prior to the date of the application for life insurance.

The trust empowers the Trustee(s) to exercise any and all rights associated with owning life insurance policies and the Trustee(s) can exercise these rights without the consent of the Insured(s). These rights include but are not limited to: surrendering the policy, withdrawing policy values, borrowing against the policy values, assigning the policy, transferring ownership, and changing the beneficiary.

The undersigned Trustee(s) agree(s) that John Hancock Life Insurance Company shall not be responsible for the application or disposition of the proceeds of said policy purchased by the Trustee(s), and the payment to the Trustee(s) of the proceeds of the policy shall fully discharge John Hancock Life Insurance Company from all liability under said policy to the extent of such payment. By signing this verification form, the Trustee(s) verifies that all information contained herein is true and complete. We agree jointly and severally to indemnify the Company and its agents, and hold them harmless from and against all liability as a result of claims, demands, or judgments against them arising from effecting any insurance transactions in reliance on this certification.

 Dated At __________________________          on __________________________
           City or Town     State                    Date

 ___________________________________          __________________________________
 Signature of Witness                         Signature of Trustee

                                              __________________________________
                                              Signature of Trustee

                                              __________________________________
                                              Signature of Trustee

       NOTICE OF POTENTIAL INCOME TAX IMPLICATIONS FOR MODIFIED ENDOWMENT

    The Technical and Miscellaneous Revenue Act of 1988 (TAMRA) changed the income taxation of cash withdrawn from certain life insurance policies called Modified Endowment Contracts, or MECs. Due to the amount of premium you plan to pay into this policy, you will be affected by this law.

    It is important for you to understand that all distributions made from your policy as applied for, including policy loans, withdrawals, partial surrenders and certain dividends (if applicable), will be considered to be a distribution of any gain. This means that if your policy is in a gain position when the withdrawal is made (i.e., the value of your policy exceeds the amount you've paid into it), you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2, except on disability or if taken in the form of an annuity.

    The insurance proceeds payable to your beneficiary upon the death of the Proposed Insured(s) will continue to be income tax free under current legislation.

    This notice is designed to inform you of the income taxation of life insurance based upon our understanding of the information currently available. It is not intended to provide you with legal advice, which neither John Hancock nor its Representatives can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

    If you wish to modify your planned premium payments to avoid creating a Modified Endowment Contract, your Marketing Representative will assist you. Otherwise, please sign the Acknowledgment below.

                    Policyowner Acknowledgment and Signature

    I have read the above Notice of Potential Income Tax Implications for Modified Endowment Contracts. I understand that my premium payments will cause the proposed policy to become a Modified Endowment Contract. I also understand the potential income tax effects of a distribution from a Modified Endowment Contract.

      Policyowner Signature ________________________   Date _________________

                         TAXPAYER IDENTIFICATION NUMBER

                Enter the Owner's taxpayer identification number in the appropriate box. For most individual taxpayers, this is the social security number.


                             Social Security number

                                 --           --
                                       OR

                         Employer identification number

                                 --           --

    I submit that the information provided above is true, correct, and complete.


    Signature ________________________________         Date ______________

          PLEASE COMPLETE ANY SECTION BELOW THAT PERTAINS TO THIS CASE

I.   COMPLETE IF THIS IS A CONVERSION OF TERM INSURANCE

1.  [_] This is a [_] Full  [_] Partial     [_] Term Conversion from:

       --------------------------------------------------------------------------------------------------------
       a. Policy Number/Insured     Conversion Type        Amount Converted    Amount Remaining In Force
       --------------------------------------------------------------------------------------------------------
          Name                          Base Policy Amount
                                    ---------------------------------------------------------------------------
          __________________            __________ Rider
                                    ---------------------------------------------------------------------------
          #                             __________ Rider
       --------------------------------------------------------------------------------------------------------
       b. Policy Number/Insured         Conversion Type        Amount Converted    Amount Remaining In Force
       --------------------------------------------------------------------------------------------------------
          Name                          Base Policy Amount
                                    ---------------------------------------------------------------------------
          __________________            __________ Rider
                                    ---------------------------------------------------------------------------
          #                             __________ Rider
       --------------------------------------------------------------------------------------------------------

2.  Is Insured(s) now totally disabled, or is Insured(s) receiving any payments
    for sickness or injury?                                      [_] Yes  [_] No

    (If yes, give details on the Special Requests Box E)

II.  COMPLETE FOR MODIFIED ENDOWMENTS

1.  Does the sales illustration show that the policy applied for is a Modified
    Endowment Contract (MEC)?                                    [_] Yes  [_] No

2.  If yes, has the Policyowner signed the MEC Acknowledgment Form on Page 8?
                                                                 [_] Yes  [_] No

                          TO BE COMPLETED IN EVERY CASE

                        Authorization and Acknowledgment

I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding each of the undersigned to give to the Company or its reinsurer(s) any such information, including information concerning every condition for which each has been under observation or treatment, including information related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment.

I acknowledge receipt of the Federal Fair Credit Reporting Act notice which contains a notice concerning the Medical Information Bureau.

A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date of the Proposed Insured(s) signature.

____________________________________    ________________________________________
Signature of Life 1                     Signature of LIfe 2 (survivorship only)

_______________________, ___________    _______________________, _______________
Date                                    Date

                 COMPLETE ONLY IF ADVANCE PAYMENT IS BEING MADE

             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT

                             PLEASE READ CAREFULLY

..    This Receipt and Conditional Temporary Insurance Agreement is governed by
     Agreement B on page 6 of the application bearing the same number as this receipt.

..    In addition to the limitation in Agreement B on page 6, there is a total temporary insurance coverage limit of $250,000 (individual) or $1,000,000 (survivorship) on all applications pending on each person proposed for insurance with John Hancock Life Insurance Company, regardless of the number of applications, and the face amounts of the policies applied for.
--------------------------------------------------------------------------------
Life 1 ________________________________ Application Number _____________________
Life 2 (if survivorship) ______________ Total Sum Insured at Issue $ ___________ Plan __________________________________ Date ___________________________________

Received from ___________________________the Sum of $ ________________ paid with application to the Company with the same date and number as this receipt. This receipt is issued on the condition that any check, draft, or other order for the payment of money is good and can be collected.

     Please make all premium checks payable to the company under which your application is being made John Hancock Life), at John Hancock Place, Boston,
      MA. Do not make check payable to the agent or leave the payee blank.
--------------------------------------------------------------------------------

Conditions of Temporary Insurance Coverage. 1) The amount received must be at least the Minimum Temporary Insurance Premium, 2) Parts A and B of the application and any required medical examinations and tests must be completed, and 3) The following questions are answered "NO."

     a. Within the past 7 years, has any person proposed for insurance consulted a physician for, been diagnosed with, or had treatment for heart disease, stroke, or cancer? _____
     b. Has any person proposed for insurance been hospitalized within the past 6 months or been advised by a physician that he or she needs hospitalization for any reason (other than for normal pregnancy)? ____
     c. Within the past 7 years, has any person received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance? ____
     d. Within the past 7 years, has any person had a driving license suspended or revoked? ____

Commencement of Temporary Insurance Coverage. If the above Conditions of Temporary Insurance Coverage are met, coverage in accordance with the terms and conditions of the policy applied for will take effect on the latest "Completion Date" of all persons proposed for insurance. Each person's "Completion Date" will be the date of completion of the latest of the Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to the age and amount applied for.

Amount of Temporary Insurance Coverage. The amount of Coverage will be the lesser of: 1) the amount applied for in the application; and 2) $250,000 if individual life insurance or $1,000,000 if survivorship life insurance. However, the amount of coverage will never exceed $250,000 (individual) or $1,000,000 (survivorship) less the total of all amounts payable under all conditional temporary insurance agreements issued by John Hancock Life Insurance Company in connection with any insurance application pending on the Proposed Insured(s) as of the date of this Receipt and Conditional Temporary Insurance Agreement. No benefit will be paid under this Agreement if the Proposed Insured(s) death(s) results, directly or indirectly, or wholly or partially, from self-inflicted injury.

                             (continued on reverse)

Termination of Temporary Insurance Coverage. The Conditional Temporary Insurance Coverage provided by this Agreement will end on the earliest of:

     1) The commencement of coverage under the policy issued on the basis of the application.
     2) The date the Applicant refuses to accept the policy as offered for delivery.
     3) The date the application is declined or deemed declined. (Policy is deemed declined if not approved within 60 days of the latest Completion Date.) Notice of any such declination will be furnished.

If termination occurs under 2) or 3) above, the amount paid will be returned on surrender of this Receipt. In no event will coverage be in effect under both this Conditional Temporary Insurance Agreement and any policy issued on the basis of the application, and any amendment thereto, with the same date and number as this Receipt and Conditional Temporary Insurance Agreement.

Commencement of Coverage Under the Policy. Coverage under any policy issued on the basis of the application will replace the coverage provided by this Agreement as of the policy Date of Issue but only if:

     1) The policy is delivered to and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date," and
     2) The balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days after the latest "Completion Date."

Minimum Temporary Insurance Premium. The Minimum Temporary Insurance Premium is one month's proportionate part of the premium according to the Company's published rates for the policy and premium interval applied for.

______________________________________________________           -------------------------------------
Life I                                       Date                Not valid unless advance payment
                                                                 has been made, the application is
                                                                 complete, and the questions on the
______________________________________________________           front are all answered "No.
Life 2 (if Survivorship)                     Date                "Confirm the coverage provided by
                                                                 this Agreement with your agent.
                                                                 -------------------------------------
______________________________________________________
Producer                                     Date



(To be used in event of refund of payment)

Received from the Company, Boston, Massachusetts, the sum of $_______________

The amount mentioned in the receipt on the reverse side hereof.

Date___________________________,___________

      SUPPLEMENTARY UNDERWRITING INFORMATION REQUIRED IN ALL NON-COLI CASES

1. Please provide the addresses of the Proposed Insured(s) for the last two years.

   Time at Residence      Street Address        City/Town      State       ZIP

   ________yrs. ______mos. See Part A, Page 1, Section A
                           -----------------------------------------------------
   ________yrs. ______mos. _____________________________________________________

   Life 2 (if survivorship)

   ________yrs. ______mos. See Part A, Page 1, Section B
                           -----------------------------------------------------
   ________yrs. ______mos. _____________________________________________________

2. Please provide the employment details for the Proposed Insured(s) for the last two years.

   Time Employed     Employer Name   Street Address    City/Town   State   ZIP

   ________yrs. ______mos.  ____________________________________________________

   ________yrs. ______mos.  ____________________________________________________

   Life 2 (if survivorship)

   ________yrs. ______mos.  ____________________________________________________

   ________yrs. ______mos.  ____________________________________________________

3. How long have you known the Proposed Insured(s)? Life 1?_____________________ Life 2 (if survivorship)? ______________

4. Are you related to the Proposed Insured(s)?   [_] Yes (relationship)_________
                                                 [_] No.

5. Has the Proposed Insured(s) been known by any
   other names within the last ten years?        [_] Yes (relationship)_________
                                                 [_] No.

   From my knowledge and investigation, I know of nothing affecting the        AGENT
   insurability of the Proposed Insured(s) not stated hereon, and I recommend  Is the insurance applied for intended to replace or
   his/her acceptance without qualification.                                   change any life insurance or annuity now in force
   Proposed Insured(s) interviewed by me on _____/ _____/ ____.                on the Proposed Insured(s)?  [_] Yes [_] No.

                                                                                  This application and report have been reviewed by
   The Federal and New York Fair Credit Reporting Act notice has been             me, and I recommend the risk.
   delivered as required.

                                                                               ____________________________________________________
                                                                               Producer

                 AUTHORIZATION FOR AUTOMATIC DEDUCTION BILLING

    I authorize the Company to deduct the monthly premiums for the policy applied for on this application from the bank account listed below. I understand that the deduction will take place on or about the third Friday of each month.

   Transit Routing Number______ PC Control Number (if an existing account)______

   Bank Account Number_________ EFTS Transfer Code___________________

   Name(s) of Depositor(s)_____ Signature(s) of Depositor(s)____________________

                                SALE INFORMATION

   Producer(s) Earning Credit for Case
   Producer Name/Number          Firm Name/Number               % Credit

   ______________________        ________________               ________________

   ______________________        ________________               ________________

   ______________________        ________________               ________________

   ______________________        ________________               ________________

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

     REQUEST FOR AUTOMATIC DEDUCTION BILLING PLEASE SEND COPY TO M SERVICE

Please make sure that the Automatic Deduction Authorization on Page 9 is completed and signed.

Name of Insured _________________________  Policy Number ______________________

Please attach either 1) a copy of the Payor's check for the initial premium; or
2) a copy of a cancelled check. (Note: Do not send voided check until policy is issued.)

1. Complete if payment of initial premium accompanies this form.
   Attached is a check, money order, or other (___________________) in the amount of $__________________

2. Special Comments/Automatic Deduction Requests:


   Firm _____________________________________

   Producer__________________________________  Date__________________________

                     DETACH THIS SECTION AND GIVE TO CLIENT

JOHN HANCOCK LIFE INSURANCE COMPANY

           Notice to Each Person Proposed for New or Changed Coverage

     As required by the Federal and New York Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the Acts by writing to:

                      John Hancock
                      P.O. Box 111 John Hancock Place
                      Underwriting and Issue - Federal Fair Credit Control C-5 Boston, Massachusetts 02117

     For identification purposes, your request must include your full name, birthdate, address, and any applicable policy number.

                     DETACH THIS SECTION AND GIVE TO CLIENT

     Information obtained about your insurability will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

     Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act.

     The address of the Bureau's information office is:

                      Medical Information Bureau
                      Post Office Box 105, Essex Station
                      Boston, Massachusetts 02112
                      Telephone (617) 426-3660

     The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

     Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.

     Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the underwriting actions of other companies to whom you may have applied for life or health insurance.

156-MAJMIB-02NY

                             M Proprietary Products

                                  John Hancock



                                John Hancock (R)